SUPPLEMENT DATED JULY 11, 2011
to
PROSPECTUS DATED APRIL 30, 2010
for
PREFERRED ADVISOR
Individual Flexible Purchase Payment
Deferred Variable Annuity Contract
Issued by
KMA Variable Account
of
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

Effective August 18, 2011, the following will no longer be available for investment for K-100 Qualified Contracts (Form #VA-1-81) Issued Before May 1, 1986 Pursuant to Section 457 of the Internal Revenue Code as described in “Appendix B - Prior Contracts of the Variable Account:”

Wells Fargo Advantage Money Market Fund

Wells Fargo Advantage Income Plus Fund

Wells Fargo Advantage Mid Cap Growth Fund

The Board of Trustees of the Wells Fargo Funds Trust has unanimously approved the reorganization of the Wells Fargo Advantage Mid Cap Growth Fund into the Wells Fargo Advantage Enterprise FundSM.

The reorganization is subject to the satisfaction of a number of conditions, including approval by the shareholders of the Wells Fargo Advantage Mid Cap Growth Fund at special meetings of the shareholders. If approved by shareholders, the reorganization is expected to occur in August, 2011.

Effective immediately, the following is a list of new investment options available under your Contract:

Columbia Variable Portfolio – Asset Allocation Fund, Class 1
Columbia Variable Portfolio – Diversified Equity Income Fund, Class 1
Columbia Variable Portfolio – International Opportunity Fund, Class 1
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1
Columbia Variable Portfolio – Money Market Fund, Class 1
Columbia Variable Portfolio – Short Duration U.S. Government Fund, Class 1
Columbia Variable Portfolio – Small Company Growth Fund, Class 1
Columbia Variable Portfolio – Strategic Income Fund, Class 1

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

K-100                 7/2011